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                                                     Registration No. 333-______
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                  INACOM CORP.
               (Exact Name of Issuer as Specified in its Charter)

                 Delaware                            47-0681813
      (State or Other Jurisdiction of             (I.R.S. Employer
      Incorporation of Organization)             Identification No.)


            10810 Farnam Drive
              Omaha, Nebraska                          68154

      (Address of Principal Executive Offices)       (Zip Code)

                             InaCom 1997 Stock Plan
                            (Full Title of the Plan)

                  David C. Guenthner, Executive Vice President
                           and Chief Financial Officer
                                  InaCom Corp.
                           200 Farnam Executive Center
                               10810 Farnam Drive
                              Omaha, Nebraska 68154
                     (Name and Address of Agent for Service)

                     Telephone Number, Including Area Code,
                       of Agent for Service: 402-392-3900

                                           CALCULATION OF REGISTRATION FEE
=============================================================================================
Title of          Amount to         Proposed maximum      Proposed maximum      Amount of
securities        be regis-         offering price        aggregate             registration
to be             tered             per share(1)          offering price(1)     fee(2)
registered
---------------------------------------------------------------------------------------------
Common            10,000,000        $15.00                $150,000,000*         $41,700
Stock

(1) Estimated solely for the purposes of calculating the amount of the registration fee, pursuant to Rule 457(c), on the basis of the average of the high and low sales prices on March 2, 1999.
(2) Relates only to additional shares registered hereby and does not include the amount of registration fee previously paid in connection with the 1,400,000 shares of Common Stock previously registered by Registration Statement on Form S-8 filed with the Commission on April 24, 1997 (Reg. No. 333-25791).

                                EXPLANATORY NOTE

     Pursuant to General Instruction E Form S-8, this Registration Statement is being filed in order to register 10,000,000 additional shares of Common Stock, $.10 par value, of InaCom Corp. with respect to a currently effective Registration Statement on Form S-8 (333-25791) relating to the InaCom 1997 Stock Plan.

     The contents of Registration Statement on Form S-8 (333-25791) as filed on April 24, 1997 are incorporated by reference into this Registration Statement.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.  Exhibits

     4.1    -      InaCom  1997  Stock  Plan,  incorporated  by  reference  from
                   Exhibit 4.1 of the Company's  Registration  Statement on Form
                   S-8  (333-25791)  and  amendment   thereto   incorporated  by
                   reference from the Company's Current Report on Form 8-K dated
                   February 17, 1999.

     5      -     Opinion of McGrath, North, Mullin & Kratz, P.C.

     23.1   -     Consent of McGrath, North, Mullin & Kratz,
                  P.C., counsel for the Company (included as part of Exhibit 5)

     23.2   -     Consent of KPMG Peat Marwick LLP

     23.3   -     Consent of Ernst & Young LLP

     24     -     Powers of Attorney*

---------------------------
*Previously filed with Form S-8 (333-25791)

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, InaCom Corp., a Delaware corporation, certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and the State of Nebraska, on this 4th day of March, 1999.

                                               InaCom Corp.

                                                  /s/ Bill L. Fairfield
                                             By____________________________
                                               Bill L. Fairfield, President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 4th day of March, 1999.

         Signature                                            Title

/s/Bill L. Fairfield
_________________________                President (Principal Executive
Bill L. Fairfield                        Officer) and Director

/s/ David C. Guenthner
_________________________                Executive Vice President and Chief
David C. Guenthner                       Financial Officer (Principal
                                         Financing and Accounting Officer)

         Joseph Auerbach*                                     Director
         Richard H. Bard                                      Director
         Mogens C. Bay*                                       Director
         James Q. Crowe                                       Director
         W. Grant Gregory*                                    Director
         Rick Inatome*                                        Director
         Joseph Inatome*                                      Director
         William H. Janeway                                   Director
         John R. Oltman                                       Director
         Gary Schwendiman*                                    Director
         William Y. Tauscher                                  Director
         Linda S. Wilson*                                     Director

         *This registration statement has been signed by the undersigned as attorney-in-fact on behalf of each person so indicated pursuant to a power of attorney duly executed by each such person and previously filed as exhibit to Form S-8 (333-25791).
                                                  /s/ Bill L. Fairfield
                                              By____________________________
                                                 Bill L. Fairfield
                                                 Attorney-in-Fact

                                INDEX OF EXHIBITS

                                                                          PAGE
   NUMBER                                            DESCRIPTION           NO.


 4.1       -     InaCom 1997 Stock Plan, incorporated by reference from
                 Exhibit 4.1 of the Company's Registration Statement on Form S-8 (333-25791) and amendment thereto incorporated by reference from the Company's Current Report on Form
                 8-K dated February 17, 1999.

 5         -     Opinion of McGrath, North, Mullin & Kratz, P.C.

 23.1      -     Consent of McGrath, North, Mullin & Kratz,
                 P.C., counsel for the Company (included as part of Exhibit 5)

 23.2      -     Consent of KPMG Peat Marwick LLP

 23.3      -     Consent of Ernst & Young LLP

 24        -     Powers of Attorney*

---------------------------
*Previously filed with Form S-8 (333-25791)